First NLC Trust 2005-1
Mortgage-Backed Notes, Series 2005-1
Collateral Request

DISCLAIMER

The attached tables and other statistical analyses (the “Collateral Materials”) are privileged and intended for use by the addressee only. These Collateral Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the prospective sellers of the mortgage loans and their affiliates. These Collateral Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Collateral Materials which may or may not be reflected therein. As such, no assurance can be given as to the Collateral Materials’ accuracy, appropriateness or completeness in any particular context. Also, no assurance can be given as to whether the Collateral Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Collateral Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The specific characteristics of the assets may differ from those shown in the Collateral Materials. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Collateral Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities related to the mortgage loans described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

First NLC 2005-1

													%
		% of		Adjusted Balance			WA		WA			% With	Single		%	%
	Principal	Principal					Mortgage	WA	Original	WA	%	Piggyback	Family	% Owner	Full	Cashout
FICO Score	Balance	Balance	CLTV	Amount	%	WA PB	Rate	FICO	CLTV	DTI	IO	Second	PUD	Occupied	Doc	Refi

1 - 500	1,453,194.07	0.20	> 65.0	1,280,944.07	0.34	161,466.01	8.13	500.00	77.380	45.3	0.00	0.00	100.00	100.00	100.00	100.00
501 - 550	68,388,935.01	9.25	> 70.0	51,344,124.76	13.78	143,373.03	8.11	529.00	76.640	42	0.39	0.72	92.96	98.70	85.45	91.04
551 - 575	48,406,723.79	6.55	> 70.0	38,763,891.67	10.41	153,185.83	7.80	563.00	78.670	40.91	1.60	2.97	94.10	97.97	70.39	84.69
576 - 600	70,409,043.26	9.52	> 70.0	59,651,723.97	16.01	169,252.51	7.62	588.00	83.050	42.6	5.71	3.55	88.89	97.60	60.00	73.42
601 - 620	92,165,532.39	12.46	> 70.0	84,196,504.78	22.60	155,685.02	7.39	611.00	83.570	42.56	22.93	26.46	86.18	97.69	59.85	62.26
621 - 650	177,275,852.09	23.97	> 80.0	56,228,739.87	15.09	169,967.26	7.15	635.00	82.720	42.26	46.34	50.20	83.55	98.26	30.89	44.23
651 - 680	146,512,280.72	19.81	> 80.0	46,743,551.54	12.55	190,275.69	6.99	664.00	83.540	42.08	50.75	52.42	80.79	98.93	22.08	36.67
681 - 700	50,931,640.08	6.89	> 85.0	11,842,740.31	3.18	169,208.11	6.89	689.00	82.900	41.23	52.18	58.93	73.03	97.57	23.13	28.96
701 - 750	62,979,173.87	8.52	> 85.0	15,337,965.59	4.12	183,612.75	6.82	721.00	83.660	42.38	57.76	61.45	76.93	97.50	23.24	24.75
751+	21,069,227.75	2.85	> 85.0	7,149,733.66	1.92	186,453.34	6.93	772.00	84.710	41.86	47.94	51.07	69.99	92.69	22.36	18.15

Total:	739,591,603.03	100.00		372,539,920.22	100.00	168,856.53	7.273	633	82.33	42.11	34.58	37.06	83.76	98.01	41.86	51.39

FICO:
Min 500
Max 813
Average 633

													%
		% of		Adjusted Balance			WA		WA			% With	Single		%	%
	Principal	Principal					Mortgage	WA	Original	WA	%	Piggyback	Family	% Owner	Full	Cashout
Debt-to-Income Ratio (%)	Balance	Balance	FICO	Amount	%	WA PB	Rate	FICO	CLTV	DTI	IO	Second	PUD	Occupied	Doc	Refi

<= 20.00	8,723,060.59	1.18	< 550	964,570.76	0.31	143,000.99	7.195	628	76.74	15.53	31.98	23.45	88.89	88.15	48.70	63.95
20.01 - 25.00	12,739,900.61	1.72	< 550	1,373,788.22	0.43	122,499.04	7.548	620	79.25	22.90	19.17	14.18	88.60	94.19	45.12	70.92
25.01 - 30.00	30,803,147.20	4.16	< 575	8,080,572.99	2.56	148,807.47	7.297	618	80.60	27.89	21.36	14.66	88.17	95.44	56.96	71.74
30.01 - 35.00	59,029,911.34	7.98	< 575	11,362,067.73	3.60	152,927.23	7.287	630	82.02	32.77	29.83	30.37	88.52	96.04	48.11	55.39
35.01 - 40.00	125,179,210.08	16.93	< 600	30,209,261.91	9.56	171,243.79	7.158	634	81.80	37.79	42.47	34.45	84.67	98.57	41.46	53.22
40.01 - 45.00	246,168,944.78	33.28	< 625	78,487,419.36	24.84	176,845.51	7.224	644	82.68	42.76	42.73	47.02	81.51	98.87	30.42	43.83
45.01 - 50.00	190,055,897.31	25.70	< 650	129,404,715.94	40.96	167,893.90	7.396	627	83.22	47.67	26.12	33.90	85.11	98.17	44.21	53.86
50.01 - 55.00	66,891,531.12	9.04	< 675	56,057,634.08	17.74	182,265.75	7.252	626	81.94	53.93	27.43	36.59	78.63	98.30	64.05	50.52

Total:	739,591,603.03	100.00		315,940,030.99	100.00	168,856.53	7.273	633	82.33	42.11	34.58	37.06	83.76	98.01	41.86	51.39

DTI:
Min 6.14
Max 55.00
Average 42.11

													%
		% of		Adjusted Balance			WA		WA			% With	Single		%	%
	Principal	Principal					Mortgage	WA	Original	WA	%	Piggyback	Family	% Owner	Full	Cashout
Original CLTV (%)	Balance	Balance	DTI	Amount	%	WA PB	Rate	FICO	CLTV	DTI	IO	Second	PUD	Occupied	Doc	Refi

0.01 - 60.00	19,643,872.22	2.66	>50	2,748,162.26	0.37	137,369.74	7.139	588	50.19	39.78	9.16	0.00	87.64	94.52	48.62	95.67
60.01 - 70.00	42,923,216.25	5.80	>50	3,075,294.95	4.60	181,878.03	7.150	590	66.56	39.79	17.19	2.44	84.90	94.56	46.12	92.42
70.01 - 80.00	406,230,625.17	54.93	>50	36,843,901.21	55.08	206,627.99	6.908	643	79.17	42.42	50.40	66.02	81.17	98.03	30.69	34.57
80.01 - 85.00	62,385,848.66	8.44	>50	5,363,790.91	8.02	174,750.28	7.378	608	84.38	40.93	24.59	3.87	87.29	97.61	57.63	84.61
85.01 - 90.00	98,529,778.27	13.32	>50	10,160,308.86	15.19	176,576.66	7.475	618	89.58	42.17	22.10	2.18	87.97	98.17	57.56	77.35
90.01 - 95.00	33,643,762.61	4.55	>50	2,649,663.52	3.96	152,234.22	7.348	643	94.53	43.09	11.61	0.82	89.40	100.00	69.17	74.06
95.01+	76,234,499.85	10.31	>50	6,050,409.41	9.05	84,799.22	8.941	655	99.91	42.84	1.07	0.00	85.08	100.00	51.97	35.74

Total:	739,591,603.03	100.00		66,891,531.12	100.00	168,856.53	7.273	633	82.33	42.11	34.58	37.06	83.76	98.01	41.86	51.39

CLTV:
Min 13.59
Max 100.00
Average 82.33

										%
		% of		WA		WA			% With	Single		%	%
	Principal	Principal		Mortgage	WA	Original	WA	%	Piggyback	Family	% Owner	Full	Cashout
Geographic Distribution	Balance	Balance	WA PB	Rate	FICO	CLTV	DTI	IO	Second	PUD	Occupied	Doc	Refi

Arizona	14,017,472.36	1.90	125,156.00	7.253	623	87.36	40.82	22.88	22.51	98.27	99.50	67.45	69.84
Arkansas	269,166.02	0.04	67,291.51	8.185	617	91.21	42.15	0.00	0.00	100.00	100.00	100.00	77.76
California	290,404,967.81	39.27	239,805.92	6.877	644	80.07	42.27	60.26	52.22	85.39	98.76	25.76	39.13
Colorado	11,065,732.91	1.50	140,072.57	7.001	623	85.08	41.38	31.53	31.56	94.44	99.30	56.06	86.87
Connecticut	4,750,333.24	0.64	139,715.68	7.852	629	82.01	44.24	3.96	34.58	71.34	98.66	56.40	63.30
Florida	126,488,325.43	17.10	145,388.88	7.506	632	82.57	42.20	16.92	28.58	79.63	96.97	50.81	45.88
Georgia	6,318,444.65	0.85	134,434.99	7.589	629	84.41	41.37	17.15	39.74	96.20	91.85	54.33	45.64
Idaho	1,725,928.79	0.23	115,061.92	7.175	627	87.97	40.22	28.37	17.12	100.00	100.00	61.40	78.79
Illinois	78,883,473.46	10.67	164,340.57	7.388	631	83.75	42.11	13.62	19.51	79.89	96.38	47.50	74.42
Indiana	7,452,676.83	1.01	95,547.14	8.046	597	87.16	41.12	3.14	22.28	98.00	97.66	77.66	60.18
Iowa	778,917.91	0.11	77,891.79	9.875	596	88.71	38.17	0.00	0.00	100.00	94.71	78.45	91.68
Kentucky	2,727,296.42	0.37	129,871.26	7.864	603	87.49	40.03	18.59	16.11	95.71	100.00	56.90	53.40
Louisiana	3,393,092.57	0.46	91,705.20	8.446	597	86.15	42.73	3.65	9.55	80.40	92.83	72.24	63.53
Maryland	23,697,537.32	3.20	204,289.11	7.340	637	82.95	42.27	37.21	30.32	72.83	97.92	40.83	61.20
Massachusetts	17,624,837.70	2.38	202,584.34	7.532	630	81.34	44.19	9.41	25.60	63.80	96.29	44.66	63.94
Michigan	25,005,028.54	3.38	118,507.24	8.118	599	85.10	42.11	5.85	18.27	93.27	98.04	69.27	80.24
Minnesota	5,330,738.65	0.72	152,306.82	7.480	609	83.91	41.48	6.47	11.93	94.79	100.00	70.09	98.44
Missouri	2,422,603.81	0.33	127,505.46	8.157	590	87.68	44.63	7.06	15.21	95.82	100.00	71.48	89.15
Nebraska	1,041,560.00	0.14	115,728.89	7.244	608	92.26	39.55	0.00	0.00	100.00	100.00	88.00	100.00
Nevada	20,042,775.42	2.71	169,854.03	6.956	639	81.20	41.32	49.73	50.16	94.42	97.31	30.82	36.65
New Jersey	1,384,635.95	0.19	197,805.14	7.819	566	77.82	45.87	0.00	0.00	73.44	100.00	73.44	86.97
New Mexico	79,944.94	0.01	79,944.94	7.875	591	80.00	25.60	0.00	0.00	100.00	100.00	100.00	100.00
North Carolina	14,960,295.72	2.02	98,423.00	7.815	625	87.04	40.05	12.79	42.99	96.69	98.96	55.97	43.60
Ohio	6,620,967.17	0.90	105,094.72	7.807	625	86.67	43.26	22.57	31.17	89.03	99.03	61.02	58.62
Oklahoma	810,776.71	0.11	101,347.09	8.055	632	93.92	39.53	0.00	0.00	100.00	100.00	87.84	73.19
Oregon	3,010,022.34	0.41	130,870.54	6.694	642	79.48	37.64	40.76	37.45	92.56	96.28	26.95	59.55
Pennsylvania	13,080,777.03	1.77	104,646.22	7.747	607	86.80	40.30	1.07	13.75	92.50	98.74	70.39	58.69
Rhode Island	9,449,302.39	1.28	162,919.01	7.723	652	81.95	45.01	3.53	51.16	42.80	100.00	50.20	46.12
South Carolina	128,500.00	0.02	128,500.00	7.990	621	100.00	40.64	0.00	0.00	100.00	100.00	100.00	0.00
Tennessee	7,606,624.90	1.03	88,449.13	7.904	620	86.19	42.85	7.60	38.87	96.24	97.47	72.44	45.76
Texas	4,207,954.02	0.57	91,477.26	8.023	587	83.21	44.49	0.00	0.00	100.00	98.81	75.71	60.66
Utah	279,387.90	0.04	93,129.30	7.713	565	81.41	24.94	48.74	0.00	100.00	100.00	40.96	40.96
Virginia	19,743,316.42	2.67	182,808.49	7.499	641	83.56	42.55	36.37	31.13	60.52	98.77	24.04	49.20
Washington	8,580,308.78	1.16	153,219.80	7.106	620	85.65	38.97	34.18	35.83	97.15	100.00	67.86	71.64
Wisconsin	6,207,878.92	0.84	124,157.58	7.965	618	83.91	41.68	15.10	25.94	97.20	98.73	58.61	68.90

Total:	739,591,603.03	100.00	168,856.53	7.273	633	82.33	42.11	34.58	37.06	83.76	98.01	41.86	51.39

										%
		% of		WA		WA			% With	Single		%	%
	Principal	Principal		Mortgage	WA	Original	WA	%	Piggyback	Family	% Owner	Full	Cashout
Current Balance ($)	Balance	Balance	WA PB	Rate	FICO	CLTV	DTI	IO	Second	PUD	Occupied	Doc	Refi

0.01 - 50,000.00	13,598,507.62	1.84	33,493.86	10.514	650	95.98	41.28	0.00	1.01	79.67	97.99	39.65	24.01
50,000.01 - 75,000.00	27,199,777.72	3.68	63,550.88	9.176	627	88.77	41.46	0.52	10.33	80.10	94.78	49.58	43.66
75,000.01 - 100,000.00	46,491,909.19	6.29	88,052.86	8.158	613	84.34	41.03	3.97	21.70	86.50	98.14	60.27	54.15
100,000.01 - 150,000.00	116,950,389.40	15.81	123,757.03	7.600	616	82.16	40.94	11.80	26.01	85.97	97.55	58.43	60.50
150,000.01 - 200,000.00	126,006,509.24	17.04	175,496.53	7.267	624	82.04	41.45	23.73	31.28	85.08	97.20	52.77	62.61
200,000.01 - 250,000.00	107,923,244.94	14.59	223,443.57	7.061	634	81.93	42.96	34.83	37.21	80.30	99.14	39.57	53.03

										%
		% of		WA		WA			% With	Single		%	%
	Principal	Principal		Mortgage	WA	Original	WA	%	Piggyback	Family	% Owner	Full	Cashout
Current Balance ($)	Balance	Balance	WA PB	Rate	FICO	CLTV	DTI	IO	Second	PUD	Occupied	Doc	Refi
250,000.01 - 300,000.00	92,667,317.43	12.53	275,795.59	6.854	641	81.23	42.52	42.08	46.13	80.26	97.70	38.20	49.24
300,000.01 - 400,000.00	118,025,474.07	15.96	345,103.73	6.848	646	81.99	43.47	59.21	49.61	82.37	98.53	26.07	46.00
400,000.01 - 500,000.00	78,822,342.32	10.66	455,620.48	6.566	653	80.07	42.90	73.94	63.13	89.28	99.43	19.70	31.15
500,000.01 - 600,000.00	7,392,798.56	1.00	528,057.04	6.802	648	83.26	41.70	36.27	0.00	86.16	92.97	28.53	78.19
600,000.01 - 700,000.00	3,763,332.54	0.51	627,222.09	6.750	636	72.56	34.60	50.62	0.00	82.73	100.00	16.08	50.19
700,000.01 - 800,000.00	750,000.00	0.10	750,000.00	5.250	688	79.79	16.80	100.00	0.00	100.00	100.00	100.00	100.00

Total:	739,591,603.03	100.00	168,856.53	7.273	633	82.33	42.11	34.58	37.06	83.76	98.01	41.86	51.39

Principal Bal:
Min 13,750.00
Max 750,000.00
Average 168,856.53

										%
		% of		WA		WA			% With	Single		%	%
	Principal	Principal		Mortgage	WA	Original	WA	%	Piggyback	Family	% Owner	Full	Cashout
Documentation Type	Balance	Balance	WA PB	Rate	FICO	CLTV	DTI	IO	Second	PUD	Occupied	Doc	Refi

12 Month Bank Statements	6,025,519.28	0.81	150,637.98	7.840	605	81.97	35.22	7.04	31.46	87.77	100.00	0.00	68.36
24 Month Bank Statements	4,229,362.47	0.57	201,398.21	6.857	626	81.91	39.65	11.68	18.52	87.86	96.80	0.00	69.38
Alternative	196,691.46	0.03	196,691.46	8.125	508	65.00	27.45	0.00	0.00	100.00	100.00	0.00	100.00
Full	309,595,639.90	41.86	148,273.77	7.373	606	83.70	42.31	16.59	18.87	86.05	97.48	100.00	69.05
NINA	267,929.00	0.04	267,929.00	6.375	655	80.00	30.35	100.00	100.00	100.00	100.00	0.00	0.00
NIV	390,127,073.10	52.75	189,474.05	7.185	656	81.56	42.22	50.79	54.14	81.40	98.67	0.00	34.27
Reduced	1,408,193.76	0.19	281,638.75	6.918	600	78.49	41.27	59.03	0.00	100.00	100.00	0.00	100.00
Stated	25,334,790.16	3.43	166,676.25	7.288	617	78.00	41.42	13.23	2.45	90.84	95.30	0.00	92.54
SIVA	2,406,403.90	0.33	185,107.99	8.093	656	83.00	30.50	37.00	37.00	65.44	84.43	0.00	20.95

Total:	739,591,603.03	100.00	168,856.53	7.273	633	82.33	42.11	34.58	37.06	83.76	98.01	41.86	51.39

										%
		% of		WA		WA			% With	Single		%	%
	Principal	Principal		Mortgage	WA	Original	WA	%	Piggyback	Family	% Owner	Full	Cashout
Property Type	Balance	Balance	WA PB	Rate	FICO	CLTV	DTI	IO	Second	PUD	Occupied	Doc	Refi

3-4 Family	24,301,921.79	3.29	220,926.56	7.633	658	80.08	45.27	19.30	53.76	0.00	88.54	36.46	32.46
Condo	49,873,440.91	6.74	144,560.70	7.307	655	83.04	42.89	39.27	53.14	0.00	96.75	36.78	30.63
Duplex	19,392,335.59	2.62	192,003.32	7.319	653	78.88	43.05	23.36	28.85	0.00	86.98	30.54	57.26
Single Family	619,458,066.91	83.76	169,250.84	7.259	629	82.45	41.93	34.52	34.95	100.00	98.83	43.01	54.24
Townhouse	26,565,837.83	3.59	161,986.82	7.167	650	82.89	41.41	49.47	46.87	0.00	97.98	37.84	36.82

Total:	739,591,603.03	100.00	168,856.53	7.273	633	82.33	42.11	34.58	37.06	83.76	98.01	41.86	51.39

										%
		% of		WA		WA			% With	Single		%	%
	Principal	Principal		Mortgage	WA	Original	WA	%	Piggyback	Family	% Owner	Full	Cashout
Use of Proceeds	Balance	Balance	WA PB	Rate	FICO	CLTV	DTI	IO	Second	PUD	Occupied	Doc	Refi

Cashout Refi	380,077,442.78	51.39	170,438.32	7.296	610	81.34	41.60	20.41	9.72	88.41	97.32	56.25	100.00
Purchase	345,961,960.16	46.78	167,293.02	7.241	660	83.37	42.68	50.61	67.91	78.36	98.73	25.83	0.00
Rate/Term Refi	13,552,200.09	1.83	165,270.73	7.455	616	83.53	42.16	22.86	16.25	91.07	99.00	47.58	0.00

Total:	739,591,603.03	100.00	168,856.53	7.273	633	82.33	42.11	34.58	37.06	83.76	98.01	41.86	51.39

										%
		% of		WA		WA			% With	Single		%	%
	Principal	Principal		Mortgage	WA	Original	WA	%	Piggyback	Family	% Owner	Full	Cashout
Loan Type	Balance	Balance	WA PB	Rate	FICO	CLTV	DTI	IO	Second	PUD	Occupied	Doc	Refi

ARM 2/28	151,163,061.20	20.44	182,784.84	7.240	621	83.83	41.73	0.00	19.55	84.62	97.18	48.74	70.34
ARM 2/28 - IO	122,176,118.35	16.52	265,600.26	6.601	662	80.51	40.85	100.00	62.92	80.77	99.72	19.46	33.54
ARM 3/27	242,826,575.97	32.83	158,193.21	7.584	605	81.16	42.75	0.00	27.79	83.13	97.23	56.77	60.43
ARM 3/27 - IO	133,588,845.95	18.06	274,874.17	6.515	666	80.21	42.59	100.00	73.23	86.19	99.41	20.64	27.39
Balloon 30/15	9,237,564.68	1.25	41,610.65	10.630	657	99.20	42.54	0.00	0.00	73.40	100.00	37.18	21.97
Fixed 15yr	2,941,646.41	0.40	84,047.04	7.944	650	81.09	42.27	0.00	0.00	80.58	87.19	47.56	73.80
Fixed 20yr	1,815,939.06	0.25	69,843.81	8.199	641	83.88	38.48	0.00	0.00	98.10	100.00	70.32	72.86
Fixed 30yr	75,841,851.41	10.25	96,124.02	8.305	641	87.73	42.08	0.00	3.11	85.60	97.08	53.55	57.90

Total:	739,591,603.03	100.00	168,856.53	7.273	633	82.33	42.11	34.58	37.06	83.76	98.01	41.86	51.39

										%
		% of		WA		WA			% With	Single		%	%
	Principal	Principal		Mortgage	WA	Original	WA	%	Piggyback	Family	% Owner	Full	Cashout
Lien Position	Balance	Balance	WA PB	Rate	FICO	CLTV	DTI	IO	Second	PUD	Occupied	Doc	Refi

1	702,663,160.81	95.01	190,785.54	7.114	632	81.43	42.07	36.40	39.01	84.10	97.91	42.90	53.25
2	36,928,442.22	4.99	52,981.98	10.305	664	99.42	42.98	0.00	0.00	77.16	100.00	22.16	15.91

Total:	739,591,603.03	100.00	168,856.53	7.273	633	82.33	42.11	34.58	37.06	83.76	98.01	41.86	51.39

										%
		% of		WA		WA			% With	Single		%	%
	Principal	Principal		Mortgage	WA	Original	WA	%	Piggyback	Family	% Owner	Full	Cashout
Occupancy Type	Balance	Balance	WA PB	Rate	FICO	CLTV	DTI	IO	Second	PUD	Occupied	Doc	Refi

Non-Owner Occupied	14,711,045.69	1.99	144,225.94	7.574	647	75.81	38.36	7.68	1.15	49.23	0.00	53.04	69.24
Owner Occupied	724,880,557.34	98.01	169,443.80	7.267	633	82.47	42.19	35.13	37.79	84.46	100.00	41.63	51.03

Total:	739,591,603.03	100.00	168,856.53	7.273	633	82.33	42.11	34.58	37.06	83.76	98.01	41.86	51.39

										%
		% of		WA		WA			% With	Single		%	%
	Principal	Principal		Mortgage	WA	Original	WA	%	Piggyback	Family	% Owner	Full	Cashout
Prepayment Term	Balance	Balance	WA PB	Rate	FICO	CLTV	DTI	IO	Second	PUD	Occupied	Doc	Refi

0	112,873,231.10	15.26	136,650.40	7.769	634	84.03	42.35	19.44	28.55	80.07	97.69	45.06	56.46
12	37,678,412.91	5.09	204,773.98	7.297	647	82.29	42.68	24.62	37.58	68.60	97.96	34.43	57.25
24	221,591,111.70	29.96	204,608.60	6.937	636	82.44	41.27	46.68	39.37	83.84	98.36	37.17	52.03
36	367,448,847.32	49.68	160,668.49	7.321	630	81.75	42.49	32.96	38.23	86.39	97.90	44.47	48.85

Total:	739,591,603.03	100.00	168,856.53	7.273	633	82.33	42.11	34.58	37.06	83.76	98.01	41.86	51.39

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.